            AMENDMENT NO. 1 TO CONSTRUCTION/TERM LOAN AGREEMENT


            This Amendment No. 1 to Construction/Term Loan Agreement (this "Amendment") dated as of October 28, 1996 is entered into with reference to the Construction/Term Loan Agreement dated as of September 25, 1996 (the "Loan Agreement") among Sunset Station, Inc. ("Borrower"), the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

            Borrower and the Managing Agent, acting with the consent of all of the Lenders pursuant to Section 12.2 of the Loan Agreement, agree as follows:

            1. AMENDMENT TO SECTION 6.9. Section 6.9 of the Loan Agreement is amended to strike the figures "$50,000,000" in clause (e) thereof and to substitute therefor the figures "$100,000,000."

            2. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing Agent of all of the following:

                      (a) counterparts of this Amendment executed by the parties hereto;

                      (b) written consent of Parent to the execution, delivery and performance hereof, in the form of Exhibit A to this Amendment; and

                      (c) written consent of the Requisite Lenders as required under Section 12.2 of the Loan Agreement, in the form of Exhibit B to this Amendment;

            3. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Managing Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

            4. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

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            IN WITNESS WHEREOF, Borrower and the Managing Agent have executed this Amendment as of the date first written above by their duly authorized representatives.


                                       SUNSET STATION, INC.



                                       By: /s/ Glenn C. Christenson
                                           --------------------------------
                                           Glenn C. Christenson
                                           Vice President, Chief Financial
                                           Officer and Treasurer


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Managing Agent


                                       By: /s/ Scott Faber
                                           --------------------------------
                                           Scott Faber, Vice President

                             Exhibit A to Amendment

                               CONSENT OF PARENT

            Reference is hereby made to that certain Construction/Term Loan Agreement dated as of September 25, 1996 (the "Loan Agreement") among Sunset Station, Inc. ("Borrower"), the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

            The undersigned hereby consents to the execution, delivery and performance by Borrower and the Managing Agent of Amendment No. 1 to the Loan Agreement.

            The undersigned represents and warrants to the Managing Agent and the Lenders that the Completion Guaranty remains in full force and effect in accordance with its terms.

Dated:  October __, 1996


                                       STATION CASINOS, INC.


                                       By:
                                           --------------------------------

                                       Title:
                                              ---------------------

                             Exhibit B to Amendment

                               CONSENT OF LENDER

            Reference is hereby made to that certain Construction/Term Loan Agreement dated as of September 25, 1996 (the "Loan Agreement") among Sunset Station, Inc. ("Borrower"), the Lenders party thereto, Bank of Scotland and Societe Generale, as Co-Agents, and Bank of America National Trust and Savings Association, as Managing Agent.

            The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Construction/Term Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about October 17, 1996 presented to the undersigned Lender.


            Date:  October __, 1996


                                       _____________________________________
                                       [Name of Institution]



                                       By ___________________________________

                                       ______________________________________
                                       [Printed Name and Title]